EXHIBIT 21.1

SUBSIDIARIES

Chalkley Transmission Company, LLC, a Texas limited liability company

Energy Transfer del Peru S.R.L., a sociedad commercial de responsabilidad limitada in Peru

Energy Transfer Fuel GP, LLC, a Delaware limited liability company

Energy Transfer Fuel, LP, a Delaware limited partnership

Energy Transfer Group, LLC, a Texas limited liability company

Energy Transfer Interstate Holdings, LLC, a Delaware limited liability company

Energy Transfer International Holdings LLC, a Delaware limited liability company

Energy Transfer Mexicana, LLC, a Delaware limited liability company

Energy Transfer Partners, L.L.C., a Delaware limited liability company

Energy Transfer Partners GP, L.P., a Delaware limited partnership

Energy Transfer Partners, L.P., a Delaware limited partnership

Energy Transfer Peru LLC, a Delaware limited liability company

Energy Transfer Retail Power, LLC, a Delaware limited liability company

Energy Transfer Technologies, Ltd., a Texas limited partnership

ET Company I, Ltd., a Texas limited partnership

ET Fuel Pipeline, L.P., a Delaware limited partnership

ETC Canyon Pipeline, LLC, a Delaware limited liability company

ETC Compression, LLC, a Delaware limited liability company

ETC Energy Transfer, LLC, a Delaware limited liability company

ETC Fayetteville Express Pipeline, LLC, a Delaware limited liability company

ETC Fayetteville Operating Company, LLC, a Delaware limited liability company

ETC Gas Company, Ltd., a Texas limited partnership

ETC Interstate Procurement Company, LLC, a Delaware limited liability company

ETC Katy Pipeline, Ltd., a Texas limited partnership

ETC Marketing, Ltd., a Texas limited partnership

ETC Midcontinent Express Pipeline, L.L.C., a Delaware limited liability company

ETC New Mexico Pipeline, L.P., a New Mexico limited partnership

ETC Northeast Pipeline, LLC, a Delaware limited liability company

ETC Oasis GP, LLC a Texas limited liability company

ETC Oasis, L.P., a Delaware limited partnership

ETC Texas Pipeline, Ltd., a Texas limited partnership

ETC Tiger Pipeline, LLC, a Delaware limited liability company

ETC Water Solutions, LLC, a Delaware limited liability company

Fayetteville Express Pipeline, LLC, a Delaware limited liability company (50% interest)

Five Dawaco, LLC, a Texas limited liability company

Heritage Energy Resources, L.L.C., an Oklahoma limited liability company

Heritage Energy Transfer Systems, L.L.C., a Delaware limited liability company

Heritage ETC GP, L.L.C., a Delaware limited liability company

Heritage ETC, L.P., a Delaware limited partnership

Heritage Holdings, Inc., a Delaware corporation

Heritage LP, Inc., a Delaware corporation

Heritage Service Corp., a Delaware corporation

Houston Pipe Line Company LP, a Delaware limited partnership

HP Houston Holdings, L.P., a Delaware limited partnership

HPL Asset Holdings LP, a Delaware limited partnership

HPL Consolidation LP, a Delaware limited partnership

HPL GP, LLC, a Delaware limited liability company

HPL Holdings GP, L.L.C., a Delaware limited liability company

HPL Houston Pipe Line Company, LLC, a Delaware limited liability company

HPL Leaseco LP, a Delaware limited partnership

HPL Resources Company LP, a Delaware limited partnership

HPL Storage GP LLC, a Delaware limited liability company

LA GP, LLC, a Texas limited liability company

La Grange Acquisition, L.P., a Texas limited partnership

LG PL, LLC, a Texas limited liability company

LGM, LLC, a Texas limited liability company

M-P Oils Ltd., an Alberta, Canada corporation

Oasis Partner Company, a Delaware corporation

Oasis Pipe Line Company Texas L.P., a Texas limited partnership

Oasis Pipe Line Company, a Delaware corporation

Oasis Pipe Line Finance Company, a Delaware corporation

Oasis Pipe Line Management Company, a Delaware corporation

Oasis Pipeline, LP, a Texas limited partnership

Ranger Pipeline, L.P., a Texas limited partnership

SEC Energy Products & Services, L.P., a Texas limited partnership

SEC Energy Realty GP, LLC, a Texas limited liability company

SEC – EP Realty Ltd., a Texas limited partnership

SEC General Holdings, LLC, a Texas limited liability company

TETC, LLC, a Texas limited liability company

Texas Energy Transfer Company, Ltd., a Texas limited partnership

Texas Energy Transfer Power, LLC, a Texas limited liability company

Thunder River Venture III, LLC, a Colorado limited liability company

Titan Energy Partners, L.P., a Delaware limited partnership

Titan Propane Services, Inc., a Delaware corporation

Transwestern Pipeline Company, LLC, a Delaware limited liability company

Whiskey Bay Gathering Company, LLC, a Texas limited liability company

Whiskey Bay Gas Company Ltd., a Texas limited partnership

Heritage Operating L.P., a Delaware limited partnership, which does business under the following names:

•	Amogas

•	Backus Oil/Propane

•	Balgas

•	Bi-State Propane

•	Blue Flame Gas

•	Blue Flame Propane

•	Bowman Propane

•	Bright’s Bottle Gas

•	C & D Propane

•	Carolane Propane

•	Cascade Propane

•	Clarendon Gas Co.

•	Cooper LP Gas

•	Corbin Gas

•	County ProFlame

•	Covington Propane

•	Cumberland LP Gas

•	Custer Gas Service

•	Denman Propane

•	E-Con Gas

•	Eaves Propane & Oil

•	Efird Gas Company

•	Efrid-Quality Gas

•	Energy North Propane

•	Fallsburg Gas Service

•	Flamegas Company

•	Foster’s Propane

•	Foust Fuels

•	Franconia Gas

•	Gas Service Company

•	Geldbach Petroleum

•	Gibson Propane

•	Green’s Fuel Gas Company

•	Greer Gas, L.P.

•	Guilford Gas

•	Harris Propane

•	Heritage Propane

•	Heritage Propane Express

•	Holton’s L.P. Gas

•	Horizon Gas

•	Houston County Propane

•	Hydratane of Athens

•	Ikard & Newsom

•	Ingas

•	J & J Propane Gas

•	John E. Foster & Son

•	Johnson Gas

•	Kingston Propane

•	Lake County Gas

•	Lewis Gas Co.

•	Liberty Propane

•	Loyd Fuel

•	Lyons Gas

•	Manley Gas

•	Margas LP Service

•	Marlen Gas

•	Metro Lift Propane

•	Midway Gas

•	Modern Propane Gas

•	Moore L.P. Gas

•	Mountain ProFlame

•	Mt. Pleasant Propane

•	Myers Propane Service

•	New Mexico Propane

•	Northern Energy

•	Northwestern Propane

•	Paradee Gas Company

•	Perkins Propane Gas

•	Pioneer Propane

•	ProFlame

•	Progas

•	Propane Energies

•	Propane Gas Inc.

•	Rocky Mountain Propane

•	Rural Gas and Appliance

•	San Juan Propane

•	Sawyer Gas

•	Seigel Gas

•	ServiGas

•	ServiGas/Ikard & Newsom

•	Shaner Propane

•	Shaw L.P. Gas

•	Southern Gas Company

•	Thomas Gas Company

•	Trenton LP Gas

•	Tri-Cities Gas Company

•	Tri-Gas Propane Company

•	Turner Propane

•	V-1 Propane

•	Vandeveer’s Gas Service

•	Vess Propane

•	Wakulla L.P.G.

•	Waynesville Gas Service

•	Young’s Propane

Titan Propane LLC, a Delaware limited liability company, which does business under the following names:

•	Action Gas

•	Adobe Propane

•	Apache Gas

•	Ballard Gas Service

•	Blue Flame Propane

•	Braun Streat Propane

•	Briceton LP

•	Cape Fear Propane

•	C F Lafountaine

•	Central Valley Propane

•	Coast Gas

•	Corbin Gas Propane

•	Delaware Valley Propane

•	Eagle Valley Propane

•	Economy Propane

•	Empiregas

•	F K Gailey

•	Flame Propane

•	Francis F Bezio

•	G & K Propane

•	Graves Propane

•	Hall’s Semple Propane

•	Heritage Propane

•	Interstate Gas

•	Keene Gas

•	L & K Propane

•	Lake Almanor Propane

•	Lehigh Valley Propane

•	Lone Pine Propane

•	Main St. Gas

•	Macclesfield Propane

•	Mar Gas

•	Michiana Gas

•	Mid Georgia Propane

•	Minns Gas LP

•	Mother Lode Propane

•	Mountain ProFlame

•	Myers/De’s

•	Northern Energy

•	Pedley Propane

•	Pioneer Propane

•	Propane Inc

•	Quality Propane

•	Ramona Propane

•	Saratoga Propane

•	Shenandoah Valley Propane

•	Snyder Propane

•	Southeastern Propane

•	SP Barron LP

•	St. Augustine Gas

•	Synergy Gas

•	Tappan Gas LP

•	Tecumseh LP

•	Thomas Gas Company

•	Titan Propane

•	Town & Country

•	Truckee Tahoe Propane

•	Vineyard Propane

•	Virginia Propane

•	Waynes County Propane

•	Western LP